Exhibit 99.1

Falcon Minerals Corporation Announces Stockholder Approval of Merger with Desert Peak Minerals

HOUSTON, TX—(June 3, 2022)—Falcon Minerals Corporation (NASDAQ: FLMN, FLMNW) (“Falcon” or the “Company”) announced today the results for the proposals considered and voted upon by its stockholders at its special meeting of stockholders held on June 3, 2022 (the “Special Meeting”). Falcon reported that all of the various proposals giving effect to the previously announced merger (the “Merger”) between Falcon and Desert Peak Minerals (“Desert Peak”) were approved by the requisite number of shares of Falcon common stock voted at the Special Meeting. In addition, Falcon reported that the Director Election Proposal (as defined in Falcon’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 5, 2022 (the “Proxy Statement”)) was also approved by the requisite number of shares of Falcon common stock voted at the Special Meeting and, henceforth, William D. Anderson, Mark C. Henle and Adam M. Jenkins are hereby appointed to serve as Class II directors on Falcon’s board of directors (the “Board”) until the effective time of the Merger. A Current Report on Form 8-K disclosing the full voting results will be filed with the SEC on June 3, 2022.

Amendment and Restatement of Falcon’s Certificate of Incorporation

Following stockholder approval at the Special Meeting, Falcon filed with the Secretary of State of the State of Delaware the Third Amended and Restated Certificate of Incorporation to be effective as of 5:00 p.m., Eastern Time, on June 3, 2022, whereby Falcon, among other things, (i) changed its name to Sitio Royalties Corp., (ii) effected a four-to-one reverse stock split of Falcon’s Class A common stock, par value of $0.0001 per share (the “Class A Common Stock”) and (iii) effected a four-to-one reverse stock split of Falcon’s Class C common stock, par value of $0.0001 per share (the “Class C Common Stock,” together with the Class A Common Stock, the “Common Stock”).

Reverse Stock Split

As a result of the reverse stock split, (i) each four shares of Class A Common Stock issued and outstanding or held by the Company in treasury immediately prior to the reverse stock split effective as of 5:00 p.m., Eastern Time, on June 3, 2022 will be combined and reclassified into one issued, fully-paid and nonassessable share of Class A Common Stock and (ii) each four shares of Class C Common Stock issued and outstanding or held by the Company in treasury immediately prior to the reverse stock split effective as of 5:00 p.m., Eastern Time, on June 3, 2022 will be combined and reclassified into one issued, fully-paid and nonassessable share of Class C Common Stock, in each case, without any action required on the part of the Company or the holders of Common Stock. In addition, the number of shares of Common Stock subject to the Company’s warrants and the exercise price for such warrants will be adjusted by the same factor. The exercise price for the warrants was $11.21 prior to the reverse stock split and is $44.84 after giving effect to the reverse stock split. The number of shares of Common Stock subject to outstanding equity awards and the number of shares reserved for future issuances under the Company’s stock plan will also be reduced by the same factor.

The reverse stock split will not affect any Falcon stockholder’s percentage ownership interest in Falcon, except to the extent the reverse stock split results in any of Falcon’s stockholders owning a fractional share. The Common Stock issued pursuant to the reverse stock split will remain fully-paid and nonassessable. The par value per share of Common Stock remains the same. The reverse stock split will not reduce the total number of shares of Common Stock that the Company is authorized to issue, which will remain at 240,000,000 shares of Class A Common Stock and 120,000,000 shares of Class C Common Stock.

No fractional shares will be issued in connection with the reverse stock split. In lieu of fractional shares, stockholders of Class C Common Stock will receive an amount in cash equal to the fair value of such fractional shares of Class C Common Stock as determined by the Board. In lieu of fractional shares of Class A Common Stock, the aggregate of all fractional shares of Class A Common Stock will be issued to the exchange agent and the subsequent sale of such fractional shares of Class A Common Stock will be sold at prevailing market rates and the proceeds from such sales, after deduction of customary brokerage commissions and other expenses, will be distributed pro rata to stockholders who would otherwise be entitled to fractional shares of Class A Common Stock.

Continental Stock Transfer & Trust Company, the company’s transfer agent, will act as the exchange agent for the reverse stock split. The Company’s stockholders have book-entry shares and thus, will not need to take any action.

Trading of the Class A Common Stock on a reverse stock split-adjusted basis will begin at the opening of trading on Nasdaq on June 6, 2022 under the new name Sitio Royalties Corp. and the new ticker symbol “STR.” The new CUSIP number for the Class A Common Stock following the reverse stock split is 82982V 101. The Company’s warrants will begin trading under the new symbol “STRDW” at the opening of trading on Nasdaq on June 6, 2022 with the new CUSIP 82982V 119.

Stock Exchange Listing & De-Listing

The Merger is expected to close on June 7, 2022, at which time the combined company’s Class A Common Stock and warrants will continue to trade on the Nasdaq Capital Markets LLC (“Nasdaq”) under the ticker symbols “STR” and “STRDW.” The listing of the combined company’s Class A Common Stock and warrants will then be transferred to the New York Stock Exchange and NYSE American LLC, respectively, on or about June 14, 2022, where the Class A common stock will retain the same ticker symbol and the warrants will trade under the new ticker symbol “STR WS,” and the combined company’s Class A Common Stock and warrants will be subsequently delisted from Nasdaq. The warrants will not meet the initial listing standards of Nasdaq as of closing of the Merger.

Additional Information

Additional information about the amendment to Falcon’s Certificate of Incorporation, the reverse stock split and the stock exchange listing and de-listing can be found in the Company’s Proxy Statement, which is available free of charge at the SEC’s website, www.sec.gov, and on the Company’s website at www.falconminerals.com.

About the Companies

Falcon is an Up-C-Corporation formed to own and acquire high-quality, oil-weighted mineral rights. Falcon owns mineral, royalty, and over-riding royalty interests covering over 21,000 NRAs in the Eagle Ford Shale and Austin Chalk in Karnes, DeWitt, and Gonzales Counties in Texas. The Company also owns over 12,000 NRAs in the Marcellus Shale across Pennsylvania, Ohio, and West Virginia.

Desert Peak was founded by Kimmeridge, a private investment firm focused on energy solutions, to acquire, own and manage high-quality Permian Basin mineral and royalty interests with the objective of generating cash flow from operations that can be returned to stockholders and reinvested. Desert Peak has accumulated over 105,000 net royalty acres (“NRAs,” when normalized to a 1/8th royalty equivalent) through the consummation of over 180 acquisitions to date.

Forward-Looking Statements

This news release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “prospects,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about Falcon’s and Desert Peak’s ability to effect the transactions discussed in this communication; the expected benefits and timing of the transactions; future dividends; and future plans, expectations, and objectives for the combined company’s operations after completion of the transactions, including statements about strategy, synergies, future operations, financial position, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in Falcon’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 5, 2022 for a discussion of risk factors related to the Merger and Desert Peak’s business. See also Part I, Item 1A “Risk Factors” in Falcon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Part II, Item 1A “Risk Factors” in Falcon’s Quarterly Report on Form 10-Q, each filed with the SEC for a discussion of risk factors that affect our business. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Neither Desert Peak nor Falcon undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

Contacts:

Falcon

Matthew B. Ockwood

Chief Financial Officer

mockwood@falconminerals.com

Desert Peak

Carrie Osicka

Chief Financial Officer

(720) 640-7651

Carrie.Osicka@desertpeak.com